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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report                    April 9, 1999
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                           United Artists Theatre Company
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               (Exact name of registrant as specified in its charter)


                                        333-56985
     Delaware                           333-56999                84-1198391
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(State of other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


    9110 E. Nichols Avenue, Suite 200, Englewood, CO                80112
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(Address of principal executive offices)                          (zip code)


Registrant's telephone number, including area code             (303) 792-3600
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                                      No change
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            (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

Effective March 31, 1999, United Artists Theatre Company ("United Artists") amended its credit agreement dated April 21, 1998.

A copy of the amendment is filed as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:
     4. Second Amendment, dated as of March 31, 1999, to the Credit Agreement dated as of April 21, 1998.


ITEM 8.  CHANGE IN FISCAL YEAR

Effective the first quarter of 1999, United Artists has elected to change its quarterly and year-end reporting periods from March 31, June 30, September 30 and December 31 to the Thursday closest to the previous reporting periods. Form 10-Q for the first quarter ended April 1, 1999 will be the first filing incorporating this change in reporting periods.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNITED ARTISTS THEATRE COMPANY
                                                   (Registrant)


Date:  April 9, 1999                              /S/Trent J. Carman
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                                                  By:  Trent J. Carman
                                                  Chief Financial Officer